SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 19, 2003


                             Dental Resources, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-30608                                                  41-1279182
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)


                             530 South River Street
                             Delano, Minnesota 55328
              (Address of Principal Executive Offices and Zip Code)


                                 (763) 972-3801
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events

         On February 19, 2003, the Registrant issued a press release announcing that it will hold a special meeting of its shareholders on March 20, 2003. The shareholders will be asked to approve the sale of substantially all of the Registrant's assets to DRIA, LLC, and to approve certain amendments to the Registrant's articles of incorporation in connection with such asset sale. The full text of the press release is set forth in Exhibit 99 which is attached hereto and incorporated in this Report as if fully set forth herein.




Item 7.           Financial Statements and Exhibits

         Exhibit 99 Press release dated February 19, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DENTAL RESOURCES, INC.



                              By  /s/ Bryan Nichols
                                  -----------------------------------------
Date:  February 19, 2003          Bryan Nichols
                                  Chief Financial Officer

                                  EXHIBIT INDEX

                             Dental Resources, Inc.
                             Form 8-K Current Report
                             Dated February 19, 2003




Exhibit Number             Description

     99                    Press release dated February 19, 2003